UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2013

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 West Butler Road

Greenville, South Carolina 29607

(Address of principal executive offices) (zip code)

(864) 422-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 25, 2013, Regional Management Corp. (the “Company”) and DHI Computing Service, Inc. d/b/a GOLDPoint Systems (“GPS”) entered into an On-Line Computer Service Agreement (the “Agreement”) pursuant to which GPS will (i) provide to the Company a limited, non-exclusive, and non-assignable license to use certain data processing software in connection with the Company’s loan origination, loan servicing, and accounting and finance functions, and (ii) deliver to the Company certain data processing and related services. The Agreement has an initial term of 10 years and automatically renews for additional successive terms of two years each unless either party gives written notice of its election not to renew. The Agreement contains warranties, indemnification provisions, limitations on liability, termination rights, service level standards, and other provisions customary for agreements of this nature.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2013, the Company issued a press release announcing financial results for the quarter and nine months ended September 30, 2013. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	On-Line Computer Service Agreement, dated October 25, 2013, by and between DHI Computing Service, Inc. d/b/a GOLDPoint Systems and Regional Management Corp.*

99.1	Press Release issued by Regional Management Corp. on October 30, 2013, announcing financial results for Regional Management Corp. for the quarter and nine months ended September 30, 2013.

*	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: October 30, 2013	By:	/s/ Thomas F. Fortin
Thomas F. Fortin
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	On-Line Computer Service Agreement, dated October 25, 2013, by and between DHI Computing Service, Inc. d/b/a GOLDPoint Systems and Regional Management Corp.*

99.1	Press Release issued by Regional Management Corp. on October 30, 2013, announcing financial results for Regional Management Corp. for the quarter and nine months ended September 30, 2013.

*	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Exchange Act.